EXHIBIT 99.1

Contacts:	Michael Gorsage
Technology Solutions Company
President and CEO
(312) 228-4500
michael_gorsage@techsol.com

Michael H. Carrel
ZAMBA Solutions
President and CEO
(952) 844-3113
mcarrel@ZAMBAsolutions.com

TECHNOLOGY SOLUTIONS ANNOUNCES ACQUISITION OF ZAMBA SOLUTIONS

Acquisition Significantly Strengthens TSC’s CRM Capabilities

CHICAGO and MINNEAPOLIS – August 9, 2004 – Technology Solutions Company (TSC) (Nasdaq: TSCC), a consulting company delivering business benefits through the application of information technology, and ZAMBA Solutions (ZAMBA) (OTC BB: ZMBA), a premier customer relationship management (CRM) services company, today announced that they have entered into a definitive merger agreement under which TSC will acquire ZAMBA.

Under the terms of the transaction, which was approved by both companies’ boards of directors, ZAMBA stockholders will receive 0.15 share of TSC common stock for each share of ZAMBA common stock which they hold as of the effective date of the merger.  Upon completion of the transaction, ZAMBA stockholders will own approximately 12.5% of the company.  Including anticipated cost synergies/reductions, the transaction is expected to increase TSC’s 2005 pre-tax income, excluding amortization of acquired intangibles and other purchase accounting adjustments.

“TSC is excited about adding ZAMBA’s exceptional delivery and customer service capabilities, which were recently recognized by Gartner as having the highest overall satisfaction rating of all CRM service providers evaluated,” said Michael Gorsage, President and Chief Executive Officer of TSC. “We see great value and growth in the CRM marketplace over the next several years, and this acquisition should enable us to take advantage of this trend and represents a continuation of our overall expansion strategy, in which our top priority is providing great service to our clients.”

Michael Carrel, ZAMBA’s President and Chief Executive Officer, stated, “ZAMBA is also excited about this merger as it represents a significant step forward in our strategic growth plan and enables us to serve our clients with a much broader scope of services and offerings.  With TSC’s strong balance sheet, and recently strengthened leadership team, we see tremendous opportunity to build a great company together.”

The transaction is subject to certain closing conditions, including approval by ZAMBA’s stockholders.  The transaction is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes.

About Technology Solutions Company

Delivering business benefits through the application of information technology, Technology Solutions Company is a consulting company that focuses on rapid results. TSC helps clients select, install, upgrade and optimize the software systems that run their business operations.  TSC focuses on manufacturing and distribution, supply chain, financial, human resources and customer service systems.  Its range of services include project planning, software selection, reengineering, implementation, upgrades, training and outsourcing, with specialized expertise in Product Configuration solutions, Forensic Technology consulting and Project Turn-Arounds.  Headquartered in Chicago, TSC has worked with more than 800 clients worldwide, including the majority of the Fortune 100.  For more information, please visit www.techsol.com.

About ZAMBA Solutions

ZAMBA Solutions is a premier CRM services company.  ZAMBA helps its clients be more successful in acquiring, servicing, and retaining their customers.  Having served over 300 clients, ZAMBA is focused on customer-centric services by leveraging best practices and best-in-class technology to enable insightful, consistent interactions across all customer touchpoints.

ZAMBA’s clients have included Best Buy, Canon, GE Medical Systems, Direct Energy Essential Home Services, Fleet Bank, Hertz, General Mills, Microsoft Great Plains, Nikon, Northrop Grumman, Symbol Technologies, Union Bank of California, and Volkswagen of America. The company has offices in Minneapolis, San Jose and Toronto.  For more information, contact ZAMBA at www.ZAMBAsolutions.com or (800) 677-9783.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is not a solicitation of a proxy from any security holder of Technology Solutions Company or ZAMBA Corporation or an offer of any securities for sale.  Technology Solutions Company plans to file with the Securities and Exchange Commission a Registration

 Statement on SEC Form S-4.  Technology Solutions Company and ZAMBA Corporation expect to mail a Proxy Statement/Prospectus to ZAMBA stockholders concerning the proposed merger of ZAMBA Corporation with a subsidiary of Technology Solutions Company.  We urge investors and security holders to read the Proxy Statement/Prospectus and any other relevant documents to be filed with the SEC, because they will contain important information.  Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov.  In addition, documents filed with the SEC by Technology Solutions Company will be available free of charge from Technology Solutions Company Investor Relations, 205 North Michigan Avenue, Suite 1500, Chicago, Illinois 60601, 312-228-4560.  Documents filed with the SEC by ZAMBA Corporation will be available free of charge from ZAMBA Corporation Investor Relations, 3033 Excelsior Blvd., Suite 200, Minneapolis, Minnesota 55416, 952-844-3113 .

INTEREST OF CERTAIN PERSONS IN THE MERGER

Technology Solutions Company and ZAMBA Corporation, and their directors and executive officers and other members of their management and employees, may be deemed to be participants in the solicitation of proxies from the stockholders of ZAMBA Corporation in connection with the merger.  The directors and executive officers of ZAMBA Corporation have interests in the merger, some of which may differ from, or may be in addition to, those of the respective stockholders of ZAMBA Corporation generally.  Those interests will be described in greater detail in the Proxy Statement/Prospectus with respect to the merger, which may include option, warrant and stock holdings and indemnification.  Information about the directors and executive officers of ZAMBA Corporation and their ownership of ZAMBA Corporation stock is set forth in ZAMBA Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003.  Investors may obtain additional information regarding the interests of the participants by reading the Proxy Statement/Prospectus when it becomes available.

CERTAIN FORWARD-LOOKING STATEMENTS AND FACTORS THAT MAY AFFECT FUTURE RESULTS

This press release contains or may contain certain forward-looking statements concerning Technology Solutions Company and ZAMBA Corporation’s (the Companies) respective financial position, results of operations, cash flows, business strategy, budgets, projected costs and plans and objectives of management for future operations, as well as other statements including words such as “anticipate,” “believe,” “should,” “plan,” “estimate,” “expect,” “intend,” and other similar expressions. These forward-looking statements involve significant risks and uncertainties. Although the Companies believe the expectations reflected in such forward-looking statements are based on reasonable assumptions, readers are cautioned that no assurance can be given that such expectations will prove correct and that actual results and developments may differ materially from those conveyed in such forward-looking statements. Important factors that could cause actual results to differ materially from the expectations reflected in the forward-looking statements in this press release include, among others, the Companies’ ability to manage the pace of technological change including the Companies’ ability to refine and add to their respective service offerings, to adapt to technological changes, the Companies’ ability to manage the current downturn in their industry and respective businesses and the economy in general, the Companies’ ability to manage current decreased revenue levels,  attract new business and increase revenues,  attract and retain employees, accommodate a changing business environment, general business and economic conditions in the Companies’ operating regions, market conditions and competitive and other factors, the Companies’ ability to continue to attract new clients and sell additional work to existing clients and the Companies’ ability to manage costs and headcount relative to expected revenues, all as more fully described in the Companies’ periodic reports filed with the Securities and Exchange Commission from time to time. Such forward-looking statements speak only as of the date on which they are made and the Companies do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this press release. If the Companies do update or correct one or more forward-looking statements, readers, investors and others should not conclude that the Companies would make additional updates or corrections with respect thereto or with respect to other forward-looking statements. Actual results may vary materially.

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